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                                    GUARANTEE

To:  BANK OF MONTREAL                                        Date:  May __, 1999

     To induce Bank of Montreal (the "Bank") to establish financing arrangements with and consider making loans and extending credit from time to time to Fidelity Leasing Canada Inc. (the "Borrower") pursuant to the terms and conditions of a loan agreement dated the date hereof between the Bank and the Borrower ( the "Loan Agreement"), each of the Undersigned, intending to be legally bound, hereby, jointly and severally, guarantees to the Bank and becomes surety for the unconditional and prompt payment and performance of all present and future debts and liabilities, direct or indirect, now or at any time and from time to time hereafter due or owing from the Borrower to the Bank (the "Obligations"). The Undersigned shall also pay or reimburse the Bank on demand for all reasonable out-of-pocket costs and expenses, including without limitation, legal fees and costs on a solicitor and client basis incurred by the Bank at any time to enforce, protect, preserve, or defend its rights hereunder and with respect to any other security granted by the Borrower to and in favour of the Bank. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in the Loan Agreement.

     Each of the Undersigned further undertakes and agrees as follows:

     (1) Each of the Undersigned represents and warrants that:

            (a) The Undersigned's execution and performance of this Guarantee shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which any of the Undersigned are a party or by which any of the Undersigned are bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien upon any property of any of the Undersigned, or (iv) violate or result in a breach of the articles of incorporation or by-laws of any of the Undersigned.

            (b) Each of the Undersigned has the full power and capacity to enter into and perform under this Guarantee, which has been authorized by all necessary corporate action on behalf of the Undersigned.

            (c) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by the Undersigned.

            (d) This Guarantee constitutes the valid and binding obligation of each of the Undersigned enforceable in accordance with its terms.

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            (e) This Guarantee promotes and furthers the business and interests of each of the Undersigned and the creation of the obligations hereunder will result in direct financial benefit to each of the Undersigned.

     (2) Each of the Undersigned hereby waives all notices with respect to this Guarantee, including without limitation, notices of (a) acceptance of this Guarantee, and (b) the existence or incurring from time to time of any Obligations guaranteed hereunder.

     (3) Each of the Undersigned hereby consents and agrees that the Bank may at any time or from time to time in its sole discretion (a) extend or change the time of payment, and/or the manner, place or terms of payment of any or all Obligations, (b) amend, supplement or replace the Loan Agreement or any related agreements, (c) renew, extend, modify, increase or decrease loans and extensions of credit to Borrower, (d) modify the terms and conditions under which loans and extensions of credit may be made to Borrower, (e) settle, compromise, waive or grant releases, in whole or in part, for liabilities of Borrower and/or any other person or persons liable with Undersigned for any Obligations, (f) exchange, release, surrender, sell, subordinate, or compromise any collateral of any party now or hereafter securing any of the Obligations, and (g) apply any and all payments received by the Bank at any time against the Obligations in any order as you may determine; all of the foregoing in such manner and upon such terms as the Bank may see fit and without notice to or further consent from any of the Undersigned, who hereby agree to be and shall remain bound under this Guarantee notwithstanding any such action(s) by the Bank. Without limiting the generality of the foregoing, the Undersigned shall not be discharged nor shall the liability of the Undersigned be effected by any act, thing, omission or means whatsoever which would not have resulted in the discharge or release of the liability of the Undersigned under the Guarantee if the Undersigned had been liable for payment of the Obligations as principal debtor.

     (4) The liability of the Undersigned hereunder is absolute and unconditional and joint and several and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, register, retain, perfect or preserve, or the lack of prior enforcement of, any rights against any person or persons (including, without limitation, Borrower and any of the Undersigned) or in any property, (b) the invalidity or unenforceability of any Obligations or rights in any Collateral, (c) any delay in making demand upon Borrower or any delay in enforcing, or any failure to enforce, any rights against Borrower or in any Collateral even if such rights are thereby lost, (d) any failure, neglect or omission on behalf of the Bank to obtain or perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrower, any of the Undersigned or any other party securing the Obligations,
(e) the existence or nonexistence of any defences which may be available to the Borrower with respect to the Obligations, (f) the commencement of any bankruptcy,

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reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Borrower, or (g) any change in the corporate existence, structure, ownership or control of the Borrower (including any of the foregoing arising from any merger, consolidation, amalgamation, reorganization or similar transaction). This Guarantee shall be a continuing guarantee and shall secure the Obligations and any ultimate balance thereof, notwithstanding that the Borrower may from time to time satisfy the Obligations in whole or in part and thereafter incur further Obligations.

     (5) If any or all payments made from time to time to the Bank with respect to any Obligation hereby guaranteed are recovered from, or repaid by, the Bank in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against Borrower, this Guarantee shall continue to be fully applicable to such Obligation to the same extent as if the recovered or repaid payment(s) had never originally made on such Obligation.

     (6) All rights and remedies hereunder and under the Loan Agreement and related agreements are cumulative and not alternative, and the Bank may proceed in any order from time to time against Borrower, any of the Undersigned and/or any other obligor of Borrower's Obligations and their respective assets.

     (7) Any and all rights of any nature of the Undersigned to subrogation, reimbursement or indemnity and any right of the Undersigned to recourse to any assets or property of Borrower (the "Subordinated Indebtedness") for any reason shall be unconditionally subordinated to all of the Bank's rights under the Loan Agreement and none of the Undersigned shall at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. If the Undersigned, now or in the future, holds any security in respect of the Subordinated Indebtedness (the "Subordinated Security"), the security interests constituted thereby shall be postponed to all present and future security interests held by the Bank in respect of the Obligations, notwithstanding the order of execution, delivery, registration or perfection of the said security interests, the order of crystallization of the security, or any other matters which may affect the relative priorities of such security interests. The Undersigned may not initiate or take any action to enforce the Subordinated Security without the prior written consent of the Bank. As additional security for the obligations of the Undersigned to the Bank under this Guarantee, the Undersigned hereby assigns to and in favour of the Bank the Subordinated Indebtedness and the Subordinated Security. Notwithstanding the foregoing provisions of this paragraph 7, unless an Event of Default occurs and is continuing under the Loan Agreement or an Event of Default under the Loan Agreement will result from giving effect to any such payment by the Borrower, the Borrower may pay to a Guarantor, and a Guarantor may receive for its own account, payments in respect of unsecured intercompany indebtedness of the Borrower to such Guarantor.

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     (8) The Bank's books and records of any and all of Borrower's Obligations, absent manifest error, shall be prima facie evidence against the Undersigned of the indebtedness due the Bank or become due to the Bank hereunder.

     (9) This Guarantee shall constitute a continuing surety obligation and the Bank may continue to act in reliance hereon until all of the Obligations and the Bank may continue to act in reliance hereon until all of the Obligations have been paid and satisfied in full. The Bank shall not have any obligation to proceed against, or exhaust any or all of its rights against, Borrower prior to proceeding against any of the Undersigned hereunder.

     (10) Each of the Undersigned agrees that the Bank shall have a right of setoff against any and all property of each of the Undersigned now or at any time in the Bank's possession, including without limitation, deposit accounts, and the proceeds thereof, as security for the obligations of the Undersigned hereunder.

     (11) If an Event of Default or default occurs and is continuing under the Loan Agreement, then all of the Undersigneds' liabilities to the Bank hereunder shall, at the option of the Bank, become immediately due and payable and the Bank may at any time and from time to time take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect the Undersigned's liabilities hereunder.

     (12) Failure or delay in exercising any right or remedy against any of the Undersigned hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of or provision of this Guarantee shall be construed as a waiver of any subsequent breach or of any other provision. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

     (13) This Guarantee shall (a) be legally binding upon each of the Undersigned and each of the Undersigned's successors and assigns, provided that the Undersigned's obligations hereunder may not be delegated or assigned without the Bank's prior written consent and (b) benefit any and all of the Bank's successors and assigns.

     (14) This Guarantee embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification of any provision hereof shall be enforceable unless approved by the Bank in writing.

     (15) This Guarantee shall in all respects be interpreted, construed and governed by the laws of the Commonwealth of Pennsylvania. Without prejudice to the right of the Bank to commence any proceedings with respect to this Guarantee in any other proper jurisdiction, each of the Undersigned hereby irrevocably attorns and submits to the jurisdiction of the courts of the Province of Ontario.


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     (16) (a) In any action or proceeding brought by you to enforce the terms hereof, each of the Undersigned waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served by registered or certified mail, return receipt requested or by nationally recognized overnight courier at the address of the applicable Undersigned set forth on the signature page hereof. Such service shall be deemed made on the date of delivery at such address.

          (b) Any and all notices which may be given to the Undersigned by the Bank hereunder shall be sent to the applicable Undersigned at the address of such Undersigned set forth on the signature page hereof and shall be deemed given to and received (on the date delivered) by the Undersigned if personally delivered or if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 16(a) above.

      DATED the date and year first above written.


                                     RESOURCE AMERICA, INC.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FIDELITY LEASING, INC.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



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